Household Consumer Loan Trust, Series 1996-2 Deposit Trust Calculations
Previous Due Period Ending	Feb 28, 2001
Current Due Period Ending	Mar 31, 2001
Prior Distribution Date	Mar 14, 2001
Distribution Date	Apr 13, 2001

Beginning Trust Principal Receivables	3,958,364,511.67
Average Principal Receivables	3,958,152,444.94
FC&A Collections (Includes Recoveries)	65,184,888.26
Principal Collections	99,563,349.36
Additional Balances	36,577,198.66
Net Principal Collections	62,986,150.70
Defaulted Amount	26,410,438.38
Miscellaneous Payments	0.00
Principal Recoveries	2,111,760.00

Beginning Participation Invested Amount	295,543,552.17
Beginning Participation Unpaid Principal Balance	295,543,552.17
Ending Participation Invested Amount	288,868,572.90
Ending Participation Unpaid Principal Balance	288,868,572.90

Accelerated Amortization Date	Jul 31, 2001
Is it the Accelerated Amortization Period? 0=No	0

OC Balance as % of Ending Participation Invested Amount (3 month average)	8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	295,543,552.17
Numerator for Fixed Allocation	302,031,729.63
Denominator - Max(Sum of Numerators, Principal Receivables)	3,958,152,444.94
Applicable Allocation Percentage	7.4667%
Investor FC&A Collections	4,867,163.07

Series Participation Interest Default Amount
Numerator for Floating Allocation	295,543,552.17
Denominator - Max(Sum of Numerators, Principal Receivables)	3,958,152,444.94
Floating Allocation Percentage	7.4667%
Series Participation Interest Default Amount	1,971,989.43

Principal Allocation Components
Numerator for Floating Allocation	295,543,552.17
Numerator for Fixed Allocation	302,031,729.63
Denominator - Max(Sum of Numerators, Principal Receivables)	3,958,152,444.94

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	7.0000%
(b) Prime Rate minus 1.50%	7.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	5.6012%
(d) Series Participation Interest Unpaid Principal Balance	295,543,552.17
(e) Actual days in the Interest Period	30
Series Participation Monthly Interest, [a*d*e]	1,724,004.05

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	6,674,979.27

(a) Investor Principal Collections, [Max(b,h) or e]	4,702,989.84
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	4,702,989.84
(c) Floating Allocation Percentage	7.4667%
(d) Net Principal Collections	62,986,150.70
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	7,597,304.81
(f) Fixed Allocation Percentage	7.6306%
(g) Collections of Principal	99,563,349.36

(h) Minimum Principal Amount, [Min(i,l)]	3,347,794.51
(i) Floating Allocation Percentage of Principal Collections	7,434,101.22
(j) 1.8% of the Series Participation Interest Invested Amount	5,319,783.94
(k) Series Participation Interest Net Default Payment Amount	1,971,989.43
(l) the excess of (j) over (k)	3,347,794.51

(m) Series Participation Interest Net Default Payment Amount	1,971,989.43

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	4,867,163.07
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	1,724,004.05
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	1,971,989.43
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	492,572.59
Excess [Sec. 4.11(a)(vi)]	678,597.00

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,808,543,844.13